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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 14, 2002 Date of Report (Date of earliest event reported)	1-9078 (Commission File Number)

THE ALPINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	22-1620387 (I.R.S. Employer Identification Number)

One Meadowlands Plaza
East Rutherford, New Jersey 07073
(Address of Principal Executive Offices) (Zip Code)

(201) 549-4400
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

        On August 14, 2002, each of the Chief Executive Officer, Steven S. Elbaum, and the Chief Financial Officer, David S. Aldridge, of The Alpine Group, Inc. (the "Company") submitted to the Securities and Exchange Commission (the "Commission") a sworn statement pursuant to Commission Order No. 4-460. A copy of these statements is attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

THE ALPINE GROUP, INC.
By:	/s/ DAVID S. ALDRIDGE Name: David S. Aldridge Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Statement under oath of the Company's Chief Executive Officer pursuant to Commission Order No. 4-460
Exhibit 99.2	Statement under oath of the Company's Chief Financial Officer pursuant to Commission Order No. 4-460

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  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX